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                                                                     EXHIBIT 4.1

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         [NUMBER]                                      [RealNetworks Logo]                                         [SHARES]
 RN
 INCORPORATED UNDER THE LAWS OF                                                                                 SEE REVERSE FOR
    THE STATE OF WASHINGTON                                                                                   CERTAIN DEFINITIONS
                                                                                                              CUSIP  75605L  10 4


THIS IS TO CERTIFY THAT





IS THE OWNER OF

                            FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF
________________________________________________________ RealNetworks, Inc. _______________________________________________________

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and all amendments thereto, and the Bylaws of the
Corporation, as amended, copies of which are on file at the office of the Transfer Agent, and the holder hereof, by acceptance of this certificate, consents and agrees to be bound by all of said provisions. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:                                                       [ S E A L ]


         /s/ ROBERT GLASER                                                                                 /s/ BRUCE JACOBSEN

      CHAIRMAN OF THE BOARD,                                                                                   PRESIDENT AND
CHIEF EXECUTIVE OFFICER AND SECRETARY                                                                    CHIEF OPERATING OFFICER



                                             COUNTERSIGNED AND REGISTERED:
                                                CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                                    TRANSFER AGENT AND REGISTRAR

                                             BY
                                                        AUTHORIZED SIGNATURE
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     The Corporation will furnish without charge to any shareholder upon written request a statement of the designations, relative rights, preferences, and limitations applicable to each class of stock which the Corporation is authorized to issue, the variations in the rights, preferences, and limitations of the shares of each series of each such class of stock insofar as the same may have been fixed and determined, and the authority of the Board of Directors to determine variations for future series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM -- as tenants in common                                UNIF GIFT MIN ACT -- ............ Custodian ...............
     TEN ENT -- as tenants by the entireties                                                (Cust)                  (Minor)
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants                                          under Uniform Gifts to Minors
                in common                                                                Act ..................................
                                                                                                         (State)
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    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                 _______________________________________________

                                 _______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED




By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.